UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) December 6, 2004 (December 1, 2004)

                                 PROTALEX, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-28385                                          91-2003490
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(Commission File Number)                     (IRS Employer Identification No.)


 145 Union Square Drive, New Hope, PA                     18938-1365
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(Address of Principal Executive Offices)                  (Zip Code)

                                  215-862-9720
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On December 1, 2004, Protalex, Inc., a New Mexico corporation ("Protalex New Mexico"), consummated a merger (the "Reincorporation Merger") with and into its newly-formed, wholly owned subsidiary, Protalex, Inc., a Delaware corporation ("Protalex Delaware") in order to reincorporate in the State of Delaware (the "Reincorporation"). The Reincorporation Merger was effected pursuant to an Plan of Merger and Agreement entered into between Protalex New Mexico and Protalex Delaware on October 26, 2004. The Reincorporation was submitted to vote of, and approved by, Protalex New Mexico's shareholders at its annual meeting held on October 26, 2004. As a result of the Reincorporation, the legal domicile of the company is now Delaware.

            As provided by the Plan of Merger and Agreement, each outstanding Protalex New Mexico common share, zero par value per share ("New Mexico Common Stock"), was automatically converted into one Protalex Delaware common share, par value $0.00001 per share ("Delaware Common Stock"), at the time the Reincorporation Merger became effective. Each share certificate representing issued and outstanding New Mexico Common Stock continues to represent the same number of shares of Delaware Common Stock. In addition, as a result of the Reincorporation Merger, each outstanding option, right or warrant to acquire shares of New Mexico Common Stock converted into an option, right or warrant to acquire an equal number of shares of Delaware Common Stock, under the same terms and conditions as the original option, right or warrant and such options, rights and warrants shall no longer represent the right to acquire shares of New Mexico Common Stock. All of the company's employee benefit plans, including the Protalex Inc. 2003 Stock Option Plan (the "2003 Plan") have been assumed and continued by the surviving corporation, and shares of Delaware Common Stock will be authorized to be issued under the 2003 Plan equal to the number of shares of New Mexico Common Stock authorized to be issued under the Plan immediately prior to the Reincorporation Merger. Pursuant to the Plan of Merger and Agreement, the directors and officers of Protalex New Mexico in office immediately prior to the Reincorporation Merger continue to serve as the directors and officers of the surviving corporation. The company's common stock continues to be quoted on the Over-the-Counter Bulletin Board under the symbol "PRTX.OB". A copy of the form of Plan of Merger and Agreement is filed as an exhibit to this Form 8-K, and statements herein regarding the Plan of Merger and Agreement are qualified by reference to the complete Plan of Merger and Agreement.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

            Prior to the Reincorporation, the company's corporate affairs were governed by the corporate law of New Mexico, and its Articles of Incorporation and Bylaws (the "New Mexico Charter and Bylaws"), each of which were adopted under New Mexico law. Pursuant to the Plan of Merger and Agreement described above, and as a result of the consummation of the Reincorporation Merger, the Certificate of Incorporation and the Bylaws of Protalex, Inc. Delaware in effect immediately prior to the consummation of the Reincorporation Merger (the "Delaware Charter and Bylaws") became the Certificate of Incorporation and Bylaws of the surviving corporation. Accordingly, the constituent instruments defining the rights of holders of the company's common stock will now be the Delaware Charter and Bylaws, copies of which are filed as exhibits to this Form 8-K, rather than the New Mexico Charter and Bylaws. Additionally, as a result of the Reincorporation Merger, Delaware corporate law will generally be applicable in the determination of the rights of stockholders of the company under state corporate laws.

            A description of the general effects of the replacement of the New Mexico Charter and Bylaws with the Delaware Charter and Bylaws and the applicability of Delaware corporate law rather than New Mexico corporate law in the determination of the rights of stockholders of the company, has previously been reported by the company in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 1, 2004 (the "Proxy Statement"). We hereby incorporate into this Form 8-K by reference in their entirety and refer you to the following Sections of the Proxy Statement:
"Proposal One-Par Value of Capital Stock; Surplus; Capital (p.6); Action by Shareholders Without a Meeting (p. 7); Indemnification (p.7); Amendment to the Bylaws (p. 7); Dividends (p. 8); Examination of Books and Records (p.8); Business Combination Statute (p. 8); Dissenters' (Appraisal) Rights (p. 8); Business Combination Statute (p. 8); and Derivative Actions (p. 8)."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
-----------    -----------
2.1            Plan of Merger and Agreement between Protalex, Inc., a New Mexico corporation and Protalex, Inc., a Delaware corporation.

3.1            Certificate of Incorporation of the Registrant

3.2            Bylaws of the Registrant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Protalex, Inc.
                                        ---------------------------
                                            (Registrant)


Date:   December 6, 2004                   /s/ Marc L. Rose
        ----------------                ---------------------------
                                        By:     Marc L. Rose
                                        Title:  Vice President of Finance,
                                                Chief Financial Officer and
                                                Treasurer

                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    --------------------------------------------------------------
2.1               Plan of Merger and Agreement between Protalex, Inc., a New
                  Mexico corporation and Protalex, Inc., a Delaware corporation.

3.1               Certificate of Incorporation of the Registrant

3.2               Bylaws of the Registrant